                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549




                                      FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  April 19, 1999


                                MID-STATE BANCSHARES
                                ---------------------
                   (Name of Small Business Issuer in its Charter)



              CALIFORNIA                    333-16951           77-0442667
----------------------------------------  -------------     --------------------
    (State or Other Jurisdiction of       (File Number)       (I.R.S. Employer
     Incorporation or Organization                           Identification No.)

   1026 GRAND AVE. ARROYO GRANDE, CA                                93420
----------------------------------------                    --------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, including area code:     (805) 473-7700
                                                    ----------------------


          -------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)


                                Page 1 of 81 Pages
                              Exhibit Index Page 4

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ITEM 5.   OTHER EVENTS

          Mid-State Bancshares, Arroyo Grande, California, and its banking subsidiary, Mid-State Bank, entered into an Agreement to Merge and Plan of Reorganization (the "Agreement") as of April 19, 1999 with City Commerce Bank, Santa Barbara, California ("City Commerce") pursuant to which, among other things, (i) City Commerce will merge with and into Mid-State Bank, and (ii) the shareholders of City Commerce will become shareholders of Mid-State Bancshares in accordance with the exchange ratio set forth in the Agreement, all subject to the terms and conditions specified in the Agreement.

     Consummation of the Agreement and the transactions contempleted thereby is subject to receipt of regulatory approvals, to approval by City Commerce's shareholders as well as to the satisfaction of other conditions set forth in the Agreement.

     Additionally, in connection with the execution of the Agreement, Mid-State Bancshares received an option to purchase authorized and unissued shares of City Commerce equal to 19.9% of City Commerce's current outstanding shares (the "Stock Option"). The Stock Option is only exercisable under certain circumstances.

     A copy of the Agreement and the Stock Option are attached hereto as Exhibit A and B, respectively. A copy of the press release issued in connection with the execution of the Agreement is attached as Exhibit C.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 99A.........Agreement to Merge and Plan of Reorganization
          Exhibit 99B.........Stock Option Agreement
          Exhibit 99C.........Press Release




                                Page 2 of 81 Pages
                              Exhibit Index Page 4
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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:   April 21, 1999                  MID-STATE BANCSHARES



                                        By: /s/ JAMES G. STATHOS
                                            ------------------------------------
                                            James G. Stathos
                                            Executive Vice President
                                            Chief Financial Officer



                                        By: /s/ CARROL R. PRUETT
                                            ------------------------------------
                                            Carrol R. Pruett
                                            President and
                                            Chief Executive Officer












                                Page 3 of 81 Pages
                              Exhibit Index Page 4
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                                  EXHIBIT INDEX



   EXHIBIT NO.                    DESCRIPTION                      PAGE NO.
   -----------                    -----------                      --------
       99A        Agreement to Merge and Plan of                      5
                  Reorganization

       99B        Stock Option Agreement                              64

       99C        Press Release                                       80






                                Page 4 of 81 Pages
                               Exhibit Index Page